EXHIBIT 99.5
                                                                    ------------

                          ADDITIONAL ISSUANCE AGREEMENT

     This Additional Issuance Agreement (this "Agreement"), dated September 26, 2006, is made pursuant to that certain Securities Purchase Agreement, dated as of June 30, 2006 ("Purchase Agreement"), by and between Arkados Group, Inc. (formerly CDKNET.COM, Inc.) (the "Company"), Bushido Capital Master Fund, LP ("Bushido"), Pierce Diversified Strategy Master Fund, LLC - Series BUS ("Pierce" and together with Bushido, the "New Purchasers" and each a "New Purchaser"), Andreas Typaldos ("Typaldos") and Andreas Typaldos Family Limited Partnership ("Typaldos LP") for the purchase of the Company's 6% Secured Convertible Debenture due December 28, 2008 (the "Debenture") and the Common Stock purchase warrant issued in connection therewith (the "Warrant"). Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Issuance of New Debentures and New Warrants; Waiver; Amendment.

               a. Issuance. The Company hereby agrees to issue against payment to each New Purchaser (a) a debenture of the Company with a principal amount of $250,000 which debenture shall be in the form of Exhibit A attached hereto (each, a "New Debenture" and, collectively, the "New Debentures"), (b) a Warrant to purchase up to 117,647 shares of Common Stock, which warrant shall be in the form of Exhibit B attached hereto (the "Long Term Warrant") and (c) a Warrant to purchase up to 117,647 shares of Common Stock, which warrant shall be in the form of Exhibit C attached hereto (the "Short Term Warrant" and together with the Long Term Warrant, the "New Warrants"). The total purchase price to each New Purchaser for the purchase of the New Debenture and the New Warrants is $250,000 (the "New Subscription Amount"). The Company shall promptly deliver to each New Purchaser the New Debenture, the New Warrants and opinion of counsel required pursuant to Section 5. The Company hereby acknowledges its receipt of the New Subscription Amount from each New Purchaser.

               b. Waiver. The Purchasers hereby waive compliance by the Company with Section 4.3 of the Purchase Agreement solely in connection with the Company's failure to timely file with the Commission a Form 10-KSB for the fiscal year ended May 31, 2006 (the "2006 Form 10-KSB"), provided that the Company file the 2006 Form 10-KSB on or before October 10, 2006. If the Company fails by such date to file the 2006 Form 10-KSB, the waiver described herein shall expire and the Company acknowledges that it shall be in breach of Section 4.3 of the Purchase Agreement.

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               c. Amendment. The Purchasers and the Company hereby agree to amend the definition of "Exempt Issuance" set forth in Section 1.1 of the Purchase Agreement by inserting at the end of such definition, after the word "securities," as follows:

               "or (f) 300,000 options with an exercise price of $0.52 per share and a 7 year term issued to a key consultant pursuant to (a) a written consulting agreement and (b) an option plan adopted by a majority of the non-employee members of the Board of Directors, which options shall vest on the following schedule: (i) 150,000 on February 8, 2007; (ii) 50,000 on September 8, 2007; (iii) 50,000 on September 8, 2008; and (iv) 50,000 on September 8, 2009, provided that the vesting of the options set forth in clauses (ii), (iii) and (iv) herein shall occur only if the key consultant becomes the full-time Vice President of Strategic Development, or a comparable full-time position, at the Company by February 8, 2007"

     2. Documents. The rights and obligations of each New Purchaser and of the Company with respect to the New Debentures, the New Warrants and the shares of Common Stock issuable under the New Debentures and New Warrants (the "New Underlying Shares") shall be identical in all respects to the rights and obligations of such New Purchaser and of the Company with respect to the Debentures, the Warrants and the Underlying Shares issued and issuable pursuant to the Purchase Agreement. Any rights of a New Purchaser or covenants of the Company which are dependant on such New Purchaser holding securities of the Company or which are determined in magnitude by such New Purchaser's purchase of securities pursuant to the Purchase Agreement shall be deemed to include any securities purchased or issuable hereunder. The Purchase Agreement is hereby amended so that the term "Debentures" includes the New Debentures issued hereunder and "Underlying Shares" includes the New Underlying Shares. The Registration Rights Agreement entered into in connection with the Purchase Agreement is hereby amended so that the term "Registrable Securities" includes in the calculation thereof the New Underlying Shares. The Security Agreement is hereby amended so that the term "Debentures" includes the New Debentures. The Inter-Creditor and Waiver Agreement, dated as of June 30, 2006, is hereby amended so that the term "New Creditors" includes the New Purchasers and the term "New Debentures" (as defined in the Inter-Creditor and Waiver Agreement) includes the New Debentures (as defined herein).

     3. Representations and Warranties of the Company. The Company hereby makes to each New Purchaser the following representations and warranties:

               (a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions

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          contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

               (b) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (except as contemplated by the Security Documents) upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or
          (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses
          (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

               (c) Issuance of the New Debentures. The New Debentures and New Warrants are duly authorized and, upon the execution of this Agreement by a New Purchaser, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The New Underlying Shares, when issued in accordance with the terms of the New Debentures and New Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the New Underlying Shares at least equal to the Required Minimum on the date hereof.

               (d) Equal Consideration. Except as set forth in this Agreement, no consideration has been offered or paid to any person to amend or consent to a

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          waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.

               (e) Affirmation of Prior Representations and Warranties. The Company hereby represents and warrants to each New Purchaser that the Company's representations and warranties listed in Section 3.1 of the Purchase Agreement are true and correct as of the date hereof, provided that the Company's representation in Section 3.1(h) of the Purchase Agreement is hereby qualified by the Company's failure to timely file the 2006 Form 10-KSB; provided, however, that the Company hereby acknowledges that a failure by the Company to file the 2006 Form 10-KSB on or before October 10, 2006 shall constitute a breach of the representation and warranty contained in such Section 3.1(h).

     4. Representations and Warranties of the New Purchasers. Each New Purchaser hereby, for itself and for no other New Purchaser, represents and warrants as of the date hereof to the Company as follows:

               (a) Authority. The execution, delivery and performance by such New Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such New Purchaser. This Agreement has been duly executed by such New Purchaser and, when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such New Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

               (b) Own Account. Such New Purchaser (i) understands that the Additional Debenture and New Warrants are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law, (ii) is acquiring the Additional Debenture and New Warrants as principal for its own account and not with a view to or for distributing or reselling such Additional Debenture or New Warrants or any part thereof in violation of the Securities Act or any applicable state securities law, (iii) has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and (iv) has no arrangement or understanding with any other persons regarding the distribution of such New Debentures and New Warrants (this representation and warranty not limiting such New Purchaser's right to sell the New Underlying Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such New Purchaser is acquiring the Additional Debenture and New Warrants hereunder in the ordinary course of its business. Such New Purchaser does not have any agreement or

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          understanding, directly or indirectly, with any Person to distribute any of the New Debentures, New Warrants or New Underlying Shares.

               (c) Purchaser Status. Such New Purchaser is an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or
          (a)(8) under the Securities Act. Such New Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

               (d) General Solicitation. Such New Purchaser is not purchasing the New Debentures or New Warrants as a result of any advertisement, article, notice or other communication regarding the New Debentures or New Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

               (e) Affirmation of Prior Representations and Warranties. Such New Purchaser hereby represents and warrants to the Company that its representations and warranties listed in Section 3.2 of the Purchase Agreement are true and correct as of the date hereof.

     5. Delivery of Opinion. Concurrently herewith, the Company shall deliver to the New Purchasers an opinion of outside counsel regarding this Agreement and the issuance of the New Debentures and New Warrants in form and substance reasonably acceptable to the New Purchasers.

     6. Public Disclosure. The Company shall, on the Trading Day following the date of payment of the New Subscription Amounts, issue a Current Report on Form 8-K, reasonably acceptable to the New Purchasers, disclosing the material terms of the transactions contemplated hereby and attaching this Agreement as an exhibit thereto. The Company shall consult with the New Purchasers in issuing any other press releases with respect to the transactions contemplated hereby.

     7. Other Purchaser Consent. The other Purchasers hereby consent to the execution by the Company of this Agreement and the issuance of the New Debentures and New Warrants to the New Purchasers.

     8. Effect on Transaction Documents. Except as expressly set forth above, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including, but not limited to, any other obligations the Company may have to the New Purchasers under the Transaction Documents. Notwithstanding the foregoing, this Agreement shall be deemed for all purposes as an amendment to any Transaction Document as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Debentures, the Registration Rights Agreement or any other Transaction Document, on the one hand, and the terms and provisions of this Agreement, on the other hand, the terms and provisions of this Agreement shall prevail.

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     9. Expenses. The Company agrees to pay to each New Purchaser upon demand any and all reasonable out-of-pocket costs or expenses (including, without limitation, reasonable legal fees and disbursements) incurred or sustained by such New Purchaser, in connection with the preparation of this Agreement and related matters.

     10. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each New Purchaser.

     11. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

     12. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Purchaser. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the New Purchasers of the then-outstanding Securities. Each New Purchaser may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

     13. Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

     14. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

     15. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the

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remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     16. Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     17. Independent Nature of New Purchasers' Obligations and Rights. The obligations of each New Purchaser hereunder are several and not joint with the obligations of any other New Purchasers hereunder, and no New Purchaser shall be responsible in any way for the performance of the obligations of any other New Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any New Purchaser pursuant hereto, shall be deemed to constitute the New Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the New Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each New Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.



                            [SIGNATURE PAGE FOLLOWS]





















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     Executed as of September 26, 2006 by the undersigned duly authorized representatives of the Company, Bushido, Pierce and Typaldos LP and by Typaldos:


ARKADOS GROUP, INC.


By: /s/ Oleg Logvinov
    -----------------------------------
    Name: Oleg Logvinov
    Title: Chief Executive Officer


Bushido Capital Master Fund, LP



Signature of Authorized Signatory of Bushido:      /s/ Louis Rabman
                                              --------------------------

Name of Authorized Signatory: Louis Rabmin
                              ------------------

Title of Authorized Signatory: Bushido Capital Partners, Ltd., its general partner

Pierce Diversified Strategy Master Fund, LLC - Series BUS

Signature of Authorized Signatory of Pierce: /s/ Christopher Rossman
                                             ---------------------------

Name of Authorized Signatory: Christopher Rossman
                              --------------------------

Title of Authorized Signatory: Attorney in Fact
                               -------------------------

As to Section 1 and Section 7 only:
-----------------------------------

Andreas Typaldos
----------------------------
Andreas Typaldos Family Limited Partnership

Signature of Authorized signatory for Typaldos:
                                                ------------------------
Name of Authorized Signatory: Renee Typaldos
                              --------------------------

Title of Authorized Signatory: Managing Partner
                               -------------------------


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